                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 3, 2001
         --------------------------------------------------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                                           13-0853260
   -----------------------------------                                    -----------------------------
      (STATE OR OTHER JURISDICTION                                              (I.R.S. EMPLOYER
            OF INCORPORATION)                                                IDENTIFICATION NUMBER)

       115 RIVER ROAD, BUILDING 10
          EDGEWATER, NEW JERSEY                                                       07020
   -----------------------------------                                           --------------
          (ADDRESS OF PRINCIPAL                                                    (ZIP CODE)
           EXECUTIVE OFFICES)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                              -------------------

               1500 HARBOR BOULEVARD, WEEHAWKEN, NEW JERSEY 07087
 ------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS


        As of December 3, 2001, Hanover Direct, Inc. (the "Company") has moved to new executive offices. The Company's was formerly located at 1500 Harbor Boulevard, Weehawken, New Jersey 07087. The Company's new address is 115 River Road, Building 10, Edgewater, New Jersey 07020. Telephone and facsimilie numbers will remain the same as before.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HANOVER DIRECT, INC.
                                    -------------------------------------------
                                                      (Registrant)


December 6, 2001                    By:           /S/ BRIAN C. HARRISS
                                    -------------------------------------------
                                                    Brian C. Harriss
                                              Executive Vice President and
                                                Chief Financial Officer